SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___      Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2007, The Lexington Master Limited Partnership (the “Partnership”) and Lexington Realty Trust (the “Trust”) entered into a Third Supplemental Indenture, dated as of June 19, 2007, among the Partnership, the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P. and certain subsidiary guarantors of the Trust and U.S. Bank National Association, as trustee, which supplements the Indenture dated as of January 29, 2007, as supplemented by the First Supplemental Indenture, dated as of January 29, 2007, and the Second Supplemental Indenture, dated as of March 9, 2007 (collectively, the “Indenture”).

The Indenture governs the terms of the Partnership's 5.45% Exchangeable Guaranteed Notes due 2027. The Third Supplemental Indenture corrects a defect in the Indenture caused by a typographical error in the First Supplemental Indenture.

The foregoing description is qualified in its entirety by reference to the Third Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On June 19, 2007, the Trust announced that Lex-Win Acquisition LLC extended the expiration date of its previously announced tender offer for up to 45,000,000 shares of Wells Real Estate Investment Trust, Inc. at a price of $9.30 per share. The tender offer has been extended so that it will now expire at 5:00 p.m. New York time on July 12, 2007 unless the offer is further extended.

The foregoing description is qualified in its entirety by reference to the press release issued June 19, 2007, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1

Third Supplemental Indenture, dated as of June 19, 2007, among The Lexington Master Limited Partnership, Lexington Realty Trust, the other guarantors named therein and U.S. Bank National Association, as trustee, including the Form of 5.45% Exchangeable Guaranteed Notes due 2027

99.1	Press Release dated June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: June 22, 2007	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

4.1

Third Supplemental Indenture, dated as of June 19, 2007, among The Lexington Master Limited Partnership, Lexington Realty Trust, the other guarantors named therein and U.S. Bank National Association, as trustee, including the Form of 5.45% Exchangeable Guaranteed Notes due 2027

99.1	Press Release dated June 19, 2007